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                                                                 EXHIBIT 99.T3G

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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)

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                         U.S. BANK NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.

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          800 NICOLLET MALL
        MINNEAPOLIS, MINNESOTA                                     55402
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(Address of principal executive offices)                         (Zip Code)
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                                 John A. Brennan
                         U.S. Bank National Association
                               One Federal Street
                                Boston, MA 02110
                                 (617) 603-6576)
            (Name, address and telephone number of agent for service)

                              SYRATECH CORPORATION
                     (Issuer with respect to the Securities)


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            DELAWARE                                   13-3354944
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(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)
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        175 MCCLELLAN HIGHWAY                               02128
     EAST BOSTON, MASSACHUSETTS
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(Address of Principal Executive Offices)                  (Zip Code)
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                          CONVERTIBLE SENIOR NOTES DUE 2010
                        (TITLE OF THE INDENTURE SECURITIES)

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                                FORM T-1

ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

              a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY
                 TO WHICH IT IS SUBJECT.
                    Comptroller of the Currency
                    Washington, D.C.

              b) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.
                    Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.
                    None

ITEMS 3-15    ITEMS 3-15 ARE NOT APPLICABLE BECAUSE TO THE BEST OF THE
              TRUSTEE'S KNOWLEDGE, THE OBLIGOR IS NOT IN DEFAULT UNDER ANY
              INDENTURE FOR WHICH THE TRUSTEE ACTS AS TRUSTEE.

ITEM 16. LIST OF EXHIBITS: LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY AND QUALIFICATION.

              1.   A copy of the Articles of Association of the Trustee.*

              2. A copy of the certificate of authority of the Trustee to commence business.*

              3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

              4.  A copy of the existing bylaws of the Trustee.*

              5.  A copy of each Indenture referred to in Item 4.
                  Not applicable.

              6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

              7. Report of Condition of the Trustee as of March 31, 2004, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

 * Incorporated by reference to Registration Number 333-67188.

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                                      NOTE

     The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Boston, Commonwealth of Massachusetts on the 26th of May, 2005.

                                         U.S. BANK NATIONAL ASSOCIATION

                                         By:   /s/ JOHN A. BRENNAN
                                               --------------------------------
                                               John A. Brennan
                                               Officer

By:    /s/ TODD R. DINEZZA
       -------------------------------
       Todd R. DiNezza
       Assistant Vice President

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                                    EXHIBIT 6

                                     CONSENT

     In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated:  May 26, 2005


                                         U.S. BANK NATIONAL ASSOCIATION

                                         By:   /s/ JOHN A. BRENNAN
                                               ---------------------------------
                                               John A. Brennan
                                               Officer

By:    /s/ TODD R. DINEZZA
       -------------------------------
       Todd R. DiNezza
       Assistant Vice President

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                                    EXHIBIT 7

                         U.S. BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION

                                AS OF 12/31/2004

                                    ($000'S)

                                                                      12/31/2004
                                                                    ------------
ASSETS

     Cash and Due  From Depository Institutions                       $6,340,324
     Federal Reserve Stock                                                     0
     Securities                                                       41,160,517
     Federal Funds                                                     2,727,496
     Loans & Lease Financing Receivables                             122,755,374
     Fixed Assets                                                      1,791,705
     Intangible Assets                                                10,104,022
     Other Assets                                                      9,557,200
                                                                    ------------
         TOTAL ASSETS                                               $194,436,638

LIABILITIES

     Deposits                                                       $128,301,617
     Fed Funds                                                         8,226,759
     Treasury Demand Notes                                                     0
     Trading Liabilities                                                 156,654
     Other Borrowed Money                                             25,478,470
     Acceptances                                                          94,553
     Subordinated Notes and Debentures                                 6,386,971
     Other Liabilities                                                 5,910,141
                                                                    ------------
     TOTAL LIABILITIES                                              $174,555,165

EQUITY

     Minority Interest in Subsidiaries                                $1,016,160
     Common and Preferred Stock                                           18,200
     Surplus                                                          11,792,288
     Undivided Profits                                                 7,054,825
                                                                    ------------
         TOTAL EQUITY CAPITAL                                        $19,881,473

TOTAL LIABILITIES AND EQUITY CAPITAL                                $194,436,638

To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. BANK NATIONAL ASSOCIATION

By:    JOHN A. BRENNAN
       -------------------------------
       Officer

Date:  May 25, 2005
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